UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 18, 2023

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact name of registrant specified in its charter)

Maryland (Life Storage, Inc.)	1-13820	16-1194043

Delaware (Life Storage LP)	0-24071	16-1481551
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)
6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (716)
633-1850

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Life Storage, Inc.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LSI	The New York Stock Exchange

Life Storage LP

Title of each class	Trading Symbol	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Life Storage, Inc.:
Emerging Growth Company  ☐
Life Storage LP:
Emerging Growth Company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc.  ☐
Life Storage, Inc.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The 2023 Annual Meeting of Shareholders of Life Storage, Inc. (the “Company”) was held on May 18, 2023. Proxies were solicited pursuant to the Company’s proxy statement filed on April 13, 2023 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934. There was no solicitation in opposition to the Company’s solicitation. As of the record date of April 10, 2023, there were 85,087,900 shares of the Company’s common stock issued and outstanding. 78,241,987 shares were represented in person or by proxy at the meeting, or approximately 91.95% of the total shares issued and outstanding. Set forth below is a brief description of each matter voted on at the meeting and the final voting results.
P
roposal 1.
    The election of eight directors of the Company to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. In accordance with the results below, each nominee as listed in the proxy statement was elected to serve as a director.

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Mark G. Barberio	72,588,604	2,160,057	54,215	3,439,111
Joseph V. Saffire	74,259,629	479,054	64,193	3,439,111
Stephen R. Rusmisel	72,192,592	2,558,135	52,149	3,439,111
Arthur L. Havener, Jr.	73,178,365	1,567,376	57,135	3,439,111
Dana Hamilton	73,877,801	872,154	52,921	3,439,111
Edward J. Pettinella	63,139,482	11,607,813	55,581	3,439,111
David L. Rogers	74,268,398	478,945	55,533	3,439,111
Susan Harnett	73,865,925	885,365	51,586	3,439,111
Proposal 2.
    The ratification of the appointment by the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023. In accordance with the results below, the appointment of Ernst & Young LLP was ratified and approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,708,656	3,482,808	50,523	0
Proposal 3.
    Proposal to approve (on a
non-binding
basis) the compensation of the Company’s executive officers.
In accordance with the results below, the compensation was approved (on a non-binding
basis).

Votes For	Votes Against	Abstentions	Broker Non- Votes
71,991,407	2,689,851	121,618	3,439,111
Proposal 4.
    Proposal (on a non-binding basis) on the frequency of holding future votes on the compensation of the Company’s executive officers. The results of the vote were as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
73,141,391	43,133	1,558,806	59,546	3,439,111
The results of the shareholder vote with respect to the frequency of the advisory vote on executive compensation were consistent with the recommendation of the Company’s Board of Directors that such vote be held every year. Accordingly, the Company will hold an annual advisory say-on-pay vote until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on their behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC.

Date: May 2 4 , 2023

	By	/s/ Joseph V. Saffire
	Name:	Joseph V. Saffire
	Title:	Chief Executive Officer

LIFE STORAGE LP

Date: May 2 4 , 2023	By:	LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/ Joseph V. Saffire
	Name:	Joseph V. Saffire
	Title:	Chief Executive Officer